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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 13, 2002


               Date of Report (Date of earliest event reported)
                       ---------------------------------


                               The Scotts Company
                               ------------------

             (Exact name of registrant as specified in its charter)


             OHIO                        1-11593                31-1414921
------------------------------    --------------------      -------------------
 (STATE OR OTHER JURISDICTION       (COMMISSION FILE           (IRS EMPLOYER
       OF INCORPORATION)                 NUMBER)            IDENTIFICATION NO.)


                   14111 SCOTTSLAWN ROAD, MARYSVILLE, OH 43041
              -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (937) 644-0011
                                 --------------


                                 Not Applicable
                                 --------------

         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS


Subsequent to the issuance of the Company's financial statements for the year ended September 30, 2001, the Company reissued its financial statements on Form 8-K with the Securities and Exchange Commission on June 24, 2002. The Form 8-K contained the Items from the Company's Form 10-K for the year ended September 30, 2001 that were being revised to reflect retroactive income statement classification and disclosure changes required upon the adoption of EITF 00-25, Vendor Income Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products, in the quarter ended December 29, 2001 and certain other matters noted below. That filing is being amended for additional reclassifications to reflect additional cooperative advertising costs as reductions to net sales and additional reclassifications of internal marketing costs previously reported as advertising and promotion to selling, general and administrative to achieve the Company's objective of reporting only external media costs as advertising expenses. (See Note 25 to Consolidated Financial Statements)

As previously reported in our report on Form 10-Q for the quarter ended December 29, 2001, the Company changed its reportable segments effective October 1, 2001. The consolidated financial statements as of and for the year ended September 30, 2001, 2000, and 1999 included in this form 8-K/A reflect the new basis of segment reporting. (See Note 20 to Consolidated Financial Statements)

In June 2001, the FASB issued Statement of Accounting Standard No. 142, "Goodwill and Other Intangible Assets." The Company adopted SFAS No. 142 effective October 1, 2001. Note 24 of the consolidated financial statements as of and for the years ended September 30, 2001, 2000, and 1999 included in this Form 8-K/A has been added to reconcile the income available to common shareholders as previously reported in the Company's Form 10-K to the adjusted income available to common shareholders and related earnings per share as if the provisions of Statement 142 had been adopted as of the earliest period presented. (See Note 24 to Consolidated Financial Statements)



                        FINANCIAL STATEMENT AND EXHIBITS

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             See index to Exhibits at Page 3 for a list of exhibits included herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       THE SCOTTS COMPANY

Date: September 13, 2002               By: /s/ CHRISTOPHER L. NAGEL
                                           ------------------------------------
                                           Christopher L. Nagel
                                           Principal Accounting Officer,
                                           Senior Vice President of Finance,
                                           Corporate North America
                                           (Duly Authorized Officer)




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                               THE SCOTTS COMPANY
                          Current Report on Form 8-K/A

                               INDEX TO EXHIBITS

Exhibit No.    Description                                       Location
-----------    -----------                                       --------

    13         Annual Report on Form 10-K for the Year Ended         *
               September 30, 2001

    23         Consent of Independent Accountants                    *


* Filed herewith





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